Van Eck Global
--------------------------------------------------------------------------------
                                                     Worldwide Insurance Trust
--------------------------------------------------------------------------------

[GRAPHIC]                                                     SEMI-ANNUAL REPORT
                                                                   June 30, 2000


            discipline

                                Worldwide Bond Fund
allocation

                                                diversity


GLOBAL INVESTMENTS SINCE 1955

                              Worldwide Bond Fund

--------------------------------------------------------------------------------

Dear Shareholder:

The year 2000 started out as a bit of a respite for bond investors following a difficult 1999. Almost all of the global bond markets turned in positive performances in local terms for the first half of 2000, but the strength of the U.S. dollar continued to counteract those gains for U.S. dollar-based investors. Bond prices around the world headed higher (and yields lower) during the first quarter and into mid-April as global central bankers tightened monetary policy in what was seen by investors as a vigilant stance against inflation. A strong U.S. Consumer Price Index report on April 14 dealt the global bond markets their first significant setback of the year as investors became nervous that inflation might get the better of global central bankers and bond yields headed higher. Following the U.S. Federal Reserve's 50-basis-point (0.50%) rate hike on May 16, bond yields once again headed lower but ended the quarter essentially unchanged. The Van Eck Worldwide Bond Fund lost 0.19% during the period under review, versus a gain of 0.03% for the benchmark Salomon Smith Barney World Government Bond Index.*

Bond Market Review

During the first half of the year, the Federal Reserve continued its gradualist approach to tightening monetary policy. Interest rates have been raised a total of six times in twelve months--three of which occurred in 2000, including an aggressive step of a single 50-basis point increase during May. The Fed left rates unchanged at its June meeting, as some signs of slowing economic growth became evident toward the end of the second quarter.

The U.S. bond market was the best performer during the first half of the year (in US$ terms). The U.S. Treasury announced a larger-than-expected program of buying back government bonds, which diminished the supply of these debt instruments. This, coupled with the strength of the U.S. dollar, a continued budget surplus, and the preemptive nature of the Federal Reserve, helped make the U.S. bond market an attractive choice for global bond investors. Treasury buying on stock-related weakness also buoyed prices as the Nasdaq Composite Index** plunged over 1,900 points from its March high to its initial low in April. We maintained an overweight position in the U.S. throughout the first half (29.7% of Fund assets at June 30), which helped boost Fund performance. In particular, the Fund had a heavy weighting to the 30-year bond sector.

European economies experienced a pickup in growth and inflation. As a result, the European Central Bank raised rates four times during the first six months of the year (a total of 125 basis points), which in effect flattened the yield curve and dampened inflation expectations. While the European bond markets (44.7% of Fund assets) performed positively in local currency terms, the strength of the U.S. dollar continued to hurt U.S. dollar-based returns. The euro continued to weaken versus the dollar on the back of unfavorable growth differentials, investor apathy, and questions over the political resolve of member countries through the end of May. However, recent signs of a slowing U.S. economy and increased growth in Europe have narrowed both growth and interest rate differentials and helped to rally the euro over 7% versus the U.S. dollar from its May 4 low. The euro strengthened slightly during the second quarter, however the currency still finished relatively flat for the quarter and down 5.3% year to date. We added to the Fund's existing exposure to the euro in the second quarter and the absolute performance of the Fund was negatively impacted. Relative to the Index, however, the Fund was underweight the euro in the first quarter (at approximately 23%) and ended the second quarter with a neutral weighting (of about 32%).

We continued to maintain overweight positions in the non-euro countries of the United Kingdom (14.7% of Fund assets) and Sweden (4.9% of assets). These bond markets had the best local currency performances among the developed European bond markets, with both markets gaining 4.2% for the first half of 2000. Sweden was also the best performing European bond market in U.S. dollar terms, turning in a positive 1.5% performance for the first half of 2000. Performance of the UK bond market in dollar terms was in line with most other European bond markets (down 2.2%). The British pound sterling fell 6.4% versus the U.S. dollar during the period as

                              Worldwide Bond Fund

--------------------------------------------------------------------------------
investors began to speculate that UK growth and base rates were peaking in the second quarter.

Japanese bonds managed a modestly positive return for the six months ended June 30 and rose 0.7% in local terms (-2.6% in US$ terms). The government's program of fiscal stimulus resulted in significant issuance of government bonds. A deteriorating fiscal position was a major factor in leading Moody's and Fitch IBCA, the rating agencies, to downgrade Japan's credit rating one notch from the most secure AAA rating. The Japanese yen performed strongly at the end of the first quarter on signs of improving economic activity and at the end of the second quarter on suggestions that Japan's zero interest rate policy may soon come to an end, although it ended the half down 3.4% versus the U.S. dollar. After two consecutive quarters of negative growth in the third and fourth quarters of 1999, the Japanese economy rebounded in the first three months of 2000 with an annualized GDP growth rate of 10%. Some signs of further economic pickup are evident. We added Japanese currency exposure to the portfolio at favorable levels toward the end of the first quarter, which improved Fund performance. At June 30, the Fund had a 19% weighting in Japanese yen. We continued to hold no Japanese bonds as low yields, a poor fiscal situation, and the potential for stronger growth continue to make Japanese government bonds unattractive in our view.

The bond markets of commodity-related economies had some of the best performances, in local currency terms, of developed bond markets. However, currencies of these countries were battered in the first half of 2000 and the poor performance of these currencies more than negated the positive bond performances. In South Africa (0% of Fund assets), political turmoil began to take its toll and interest rate hikes began to slow the economy. As a result, we sold our South Africa exposure in the second quarter in an effort to cut the commodity currency most leveraged to economic growth.

Outlook

We believe that the Federal Reserve will maintain its shift toward tightening monetary policy as the U.S. fiscal environment continues to improve, domestic demand remains strong and tight labor markets continue. However, recent signs of slowing economic growth will likely reduce the degree of future hikes, and the presidential elections may weigh in as a factor helping to leave rates unchanged through November. We continue our bullish view of the U.S. bond market and plan to maintain an overweight exposure into the second half of the year.

Again, we continue to hold a negative view on the Japanese bond market as very low yield levels combined with a worsening fiscal position serve to make the market relatively unattractive.

We are encouraged by continued evidence of improved growth in European economies and we look for the euro to outperform in the second half of 2000. We also look for European bond markets to perform relatively well in the second half as we feel that the inflationary pressures associated with the strong rally in energy prices may be subsiding, thus providing a supportive backdrop for the bond markets.

We appreciate your participation in the Worldwide Bond Fund and look forward to helping you meet your investment goals in the future.



[PHOTO]             [PHOTO]


/s/ Charles         /s/ Gregory
Cameron             Krenzer

Charles T. Cameron  Gregory F. Krenzer
Co-Portfolio        Co-Portfolio
Manager             Manager

July 15, 2000

                              Worldwide Bond Fund
--------------------------------------------------------------------------------
  The Salomon Smith Barney World Government Bond Index and the Nasdaq
  Composite Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

 * The SSB World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets.

** The Nasdaq Composite Index is a broad-based capitalization weighted index of all Nasdaq national market and small-cap stocks.



                                    [GRAPH]

                            Geographical Breakdown
                              as of June 30, 2000

                           United States      29.7%
                           Germany            14.8%
                           United Kingdom     14.7%
                           Cash/Equivalents    6.8%
                           Australia           5.9%
                           Canada              5.6%
                           Sweden              4.9%
                           France              4.7%
                           Spain               3.2%
                           Brazil              2.6%
                           Mexico              2.6%
                           Ireland             2.4%
                           New Zealand         2.1%

The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not take variable annuity/life fees and expenses into account.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                              Worldwide Bond Fund
                       Schedule of Portfolio Investments
                           June 30, 2000 (Unaudited)
-------------------------------------------------------------------------------

         Principal                                Value
Country   Amount              Bonds             (Note 1)
----------------------------------------------------------
BONDS AND NOTES: 93.2%
AUSTRALIA: 5.9%
                   Australia Government Bond
    AUD 7,400,000  7.50% due 7/15/05           $ 4,700,856
                                               -----------
BRAZIL: 2.6%
                   Republic of Brazil Bond
    USD 2,000,000  11.625% due 4/15/04           2,025,000
                                               -----------
CANADA: 5.6%
                   Government of Canada Bond
    CAD 6,500,000  7.00% due 9/01/01             4,446,195
                                               -----------
FRANCE: 4.7%
                   French Government Bond
    EUR 3,899,695  5.50% due 10/12/01            3,756,647
                                               -----------
GERMANY: 14.8%
                   Bundesrepublik Deutschland Bonds
    EUR 3,579,043  7.375% due 1/03/05            3,715,411
        2,709,847  6.00% due 1/04/07             2,694,533
        3,000,000  4.75% due 7/04/28             2,566,105
        3,000,000  4.50% due 7/04/09             2,724,571
                                               -----------
                                                11,700,620
                                               -----------
IRELAND: 2.4%
                   Irish Government Bond
    EUR 1,714,146  8.00% due 8/18/06             1,861,089
                                               -----------
MEXICO: 2.6%
                   United Mexican States Bond
    USD 2,000,000  9.75% due 4/06/05             2,085,000
                                               -----------
NEW ZEALAND: 2.1%
                   New Zealand Government Bond
    NZD 3,350,000  10.00% due 3/15/02            1,649,101
                                               -----------
SPAIN: 3.2%
                   Spanish Government Bond
    EUR 3,000,000  4.00% due 1/31/10             2,546,316
                                               -----------
SWEDEN: 4.9%
                   Swedish Government Bonds
    SEK 5,000,000  10.25% due 5/05/03              642,528
       28,000,000  6.00% due 2/09/05             3,274,357
                                               -----------
                                                 3,916,885
                                               -----------

         Principal                                   Value
Country   Amount               Bonds               (Note 1)
-------------------------------------------------------------
UNITED KINGDOM: 14.7%
                   Great Britain Government Bonds
    GBP 2,250,000  8.00% due 6/10/03              $ 3,590,710
        4,800,000  7.50% due 12/07/06               8,031,397
                                                  -----------
                                                   11,622,107
                                                  -----------
UNITED STATES: 29.7%
                   U.S. Treasury Notes
    USD 8,600,000  6.50% due 8/15/05*               8,694,066
        1,000,000  5.875% due 9/30/02*                988,750
        5,000,000  5.50% due 5/15/09*               4,782,815
                   U.S. Treasury Bonds
        6,000,000  6.625% due 2/15/27*              6,363,750
        3,000,000  5.25% due 2/15/29*               2,662,500
                                                  -----------
                                                   23,491,881
                                                  -----------
Total Bonds and Notes: 93.2%
(Cost: $79,246,649)                                73,801,697
                                                  -----------

                                                    Date of            Value
           Short-Term Obligation: 4.2%              Maturity Coupon  (Note 1)
-------------------------------------------------------------------------------
Repurchase Agreement (Note 8): Purchased on
6/30/00; maturity value USD3,320,000 (with State
Street Bank & Trust Co., collateralized by
USD3,395,000 Federal National Mortgage Association
- 5.80% due 3/15/02 with a value of USD3,395,463)
(Cost: $3,320,000)                                  7/03/00   6.45%   3,320,000
                                                                    -----------
Total Investments: 97.4% (Cost: $82,566,649)                         77,121,697
Other assets less liabilities: 2.6%                                   2,097,628
                                                                    -----------
Net Assets: 100%                                                    $79,219,325
                                                                    ===========

-------
* These securities are segregated as collateral for forward foreign currency contracts.
                       See Notes to Financial Statements

                    Worldwide Bond Fund Financial Statements

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
June 30, 2000 (Unaudited)

Assets:
Investments, at value (cost, $82,566,649) (Note 1)................  $77,121,697
Cash and foreign currency.........................................      410,298
Receivables:
 Interest.........................................................    1,757,614
 Capital shares sold..............................................      167,641
                                                                    -----------
Total assets......................................................   79,457,250
                                                                    -----------
Liabilities:
Payables:
 Capital shares redeemed..........................................      115,972
 Unrealized depreciation on forward foreign currency contracts
  (Note 4)........................................................       69,910
 Due to Advisor...................................................        4,025
 Accounts payable.................................................       48,018
                                                                    -----------
Total liabilities.................................................      237,925
                                                                    -----------
Net assets........................................................  $79,219,325
                                                                    ===========
Shares outstanding................................................    7,798,390
                                                                    ===========
Net asset value, redemption price and offering price per share....  $     10.16
                                                                    ===========
Net assets consist of:
 Aggregate paid in capital........................................  $85,835,142
 Unrealized depreciation of investments, forward foreign currency
  contracts and foreign currencies................................   (5,537,290)
 Undistributed net investment income..............................    1,115,656
 Accumulated realized loss........................................   (2,194,183)
                                                                    -----------
                                                                    $79,219,325
                                                                    ===========

Statement of Operations
Six Months Ended June 30, 2000 (Unaudited)

Income (Note 1):
Interest income (Note 1) (net of foreign taxes withheld
 of $4,851)..............................................          $ 2,571,866
Expenses:
Management (Note 2)...................................... $396,845
Administration (Note 2)..................................    1,504
Custodian................................................   18,583
Professional fees........................................   17,194
Reports to shareholders..................................   16,618
Trustees' fees and expenses..............................   12,186
Interest (Note 7)........................................    4,024
Other....................................................   11,861
                                                          --------
Total expenses...........................................              478,815
                                                                   -----------
Net investment income....................................            2,093,051
                                                                   -----------
Realized and Unrealized Gain (Loss) on Investments (Note
 3):
Realized loss from security transactions.................             (551,635)
Realized loss from foreign currency transactions.........           (1,142,110)
Change in unrealized depreciation of investments.........           (1,062,129)
Change in unrealized depreciation of forward foreign
 currency contracts and foreign currency transactions....                8,347
                                                                   -----------
Net loss on investments and foreign currency
 transactions............................................           (2,747,527)
                                                                   -----------
Net Decrease in Net Assets Resulting from Operations.....          $  (654,476)
                                                                   ===========

                       See Notes to Financial Statements

                    Worldwide Bond Fund Financial Statements

--------------------------------------------------------------------------------
Statements of Changes in Net Assets

                                                      Six Months
                                                         Ended       Year Ended
                                                     June 30, 2000  December 31,
                                                      (unaudited)       1999
                                                     -------------  ------------
Decrease in Net Assets:
Operations:
 Net investment income.............................  $  2,093,051   $  4,908,346
 Realized gain (loss) from security transactions...      (551,635)     1,747,285
 Realized loss from foreign currency transactions..    (1,142,110)    (3,708,838)
 Change in unrealized appreciation (depreciation)
  of investments...................................    (1,062,129)   (11,326,799)
 Change in unrealized appreciation (depreciation)
  of forward foreign currency contracts and foreign
  currency transactions............................         8,347       (316,520)
                                                     ------------   ------------
 Net decrease in net assets resulting from
  operations.......................................      (654,476)    (8,696,526)
                                                     ------------   ------------
Dividends and Distributions to shareholders from:
 Net investment income.............................    (4,089,654)    (4,563,103)
 Net realized gains................................           --      (2,038,833)
                                                     ------------   ------------
 Total dividends and distributions.................    (4,089,654)    (6,601,936)
                                                     ------------   ------------
Capital share transactions*:
 Net proceeds from sales of shares.................    47,742,916     65,420,051
 Reinvestment of dividends and distributions.......     4,089,654      6,601,936
 Cost of shares reacquired.........................   (52,744,094)   (91,131,055)
                                                     ------------   ------------
 Decrease in net assets resulting from capital
  share transactions...............................      (911,524)   (19,109,068)
                                                     ------------   ------------
 Total decrease in net assets......................    (5,655,654)   (34,407,530)
Net Assets:
 Beginning of period...............................    84,874,979    119,282,509
                                                     ------------   ------------
 End of period (including undistributed net
  investment income of $1,115,656 and $3,780,283
  respectively)....................................  $ 79,219,325   $ 84,874,979
                                                     ============   ============
*Shares of Beneficial Interest Issued and Redeemed
 (unlimited number of $.001 par value shares
 authorized).......................................
 Shares sold.......................................     4,673,724      5,915,699
 Reinvestment of dividends and distributions.......       410,608        571,596
 Shares reacquired.................................    (5,222,428)    (8,265,435)
                                                     ------------   ------------
 Net decrease......................................      (138,096)    (1,778,140)
                                                     ============   ============

                       See Notes to Financial Statements

                              Worldwide Bond Fund

-------------------------------------------------------------------------------
Financial Highlights
For a share outstanding throughout each period

                          Six Months                                    For the
                             Ended                                    Eight Months
                           June 30,      Year Ended December 31,         Ended       Year Ended April 30,
                             2000       ----------------------------  December 31,   ----------------------
                          (unaudited)    1999       1998      1997        1996          1996        1995
                          -----------   -------   --------  --------  ------------   ----------  ----------
Net Asset Value,
 Beginning of Period....    $ 10.69     $ 12.28   $  10.99  $  11.10    $  10.88     $    11.46  $    10.05
                            -------     -------   --------  --------    --------     ----------  ----------
Income From Investment
 Operations:
 Net Investment Income..       0.25        0.61       0.57      0.48        0.36           0.58        0.68*
 Net Gain (Loss) on
  Investments (both
  realized and
  unrealized)...........      (0.28)      (1.52)      0.82     (0.23)       0.17          (0.34)       0.77
                            -------     -------   --------  --------    --------     ----------  ----------
Total from Investment
 Operations.............      (0.03)      (0.91)      1.39      0.25        0.53           0.24        1.45
                            -------     -------   --------  --------    --------     ----------  ----------
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income.....      (0.50)      (0.47)     (0.10)    (0.36)      (0.31)         (0.82)      (0.04)
 Distributions from
  Realized Capital
  Gains.................         --       (0.21)        --        --          --             --          --
                            -------     -------   --------  --------    --------     ----------  ----------
Total Dividends and
 Distributions..........      (0.50)      (0.68)     (0.10)    (0.36)      (0.31)         (0.82)      (0.04)
                            -------     -------   --------  --------    --------     ----------  ----------
Net Asset Value, End of
 Period.................    $ 10.16     $ 10.69   $  12.28  $  10.99    $  11.10     $    10.88  $    11.46
                            =======     =======   ========  ========    ========     ==========  ==========
Total Return (a)........      (0.19%)     (7.82%)    12.75%     2.38%       4.98%          2.07%      14.51%
------------------------------------------------------------------------------------------------------------
Ratios/Supplementary
 Data...................
Net Assets, End of
 Period (000)...........    $79,219     $84,875   $119,283  $112,461    $118,676     $  107,541  $  113,466
Ratio of Gross Expenses
 to Average Net Assets..       1.21%(b)    1.22%      1.15%     1.12%       1.17%(b)       1.10%       0.99%
Ratio of Net Expenses
 (excluding interest
 expense) to Average Net
 Assets.................       1.20%(b)    1.22%      1.15%     1.12%       1.16%(b)       1.08%       0.98%
Ratio of Net Investment
 Income to Average Net
 Assets.................       5.27%(b)    4.92%      4.72%     4.31%       4.99%(b)       5.26%       6.24%
Portfolio Turnover Rate.       9.75%      46.84%     30.59%   135.36%      73.95%        208.05%     265.87%

-------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. Total return for a period of less than one year is not annualized.
(b) Annualized.
* Based on average shares outstanding.

                       See Notes to Financial Statements
-------------------------------------------------------------------------------
Notes To Financial Statements (unaudited)

Note 1--Significant Accounting Policies:
Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Worldwide Bond Fund (the "Fund"), a non-diversified series of the Trust, in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. Security Valuation--Securities traded on national exchanges or on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. Federal Income Taxes--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies on the last business day of the period. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. Dividend and Distributions--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income

                              Worldwide Bond Fund

-------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)

distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from such amounts reported in accordance with generally accepted accounting principles.

E. Other--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

Note 2--Management Agreement--Van Eck Associates Corporation (the "Adviser") earned fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 1% on the first $500 million of average daily net assets, .90 of 1% on the next $250 million and .70 of 1% on the excess over $750 million. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation. In accordance with the advisory agreement, the Fund paid the Adviser for costs incurred in connection with certain administrative functions.

Note 3--Investments--Purchases and proceeds from sales of securities, other than short-term obligations, aggregated $7,404,008 and $10,123,880 respectively, for the six months ended June 30, 2000. For federal income tax purposes, the identified cost of investments owned at June 30, 2000 was $82,566,649. At June 30, 2000, net unrealized depreciation for federal income tax purposes aggregated $5,444,952, of which $576,857 related to appreciated securities and $6,021,809 related to depreciated securities.

As of December 31, 1999, the Fund had a capital loss carryforward of $1,176,682 available, expiring December 31, 2007.

Note 4--Forward Foreign Currency Contracts--The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain
(loss) from foreign currency transactions. At June 30, 2000, the Fund had the following outstanding forward foreign currency contracts:

                                     Value At
                                    Settlement    Current    Unrealized
Contracts                              Date        Value    Depreciation
---------                           ----------- ----------- ------------
Forward Foreign Currency Buy Contracts:
EUR 5,000,000 expiring 9/20/00      $ 4,822,700 $ 4,795,750   $(26,950)
JPY 1,600,000,000 expiring 9/20/00   15,384,615  15,346,068    (38,547)
Forward Foreign Currency Sale Contract:
GBP 1,250,000 expiring 9/20/00        1,894,375   1,898,788     (4,413)
                                                              --------
                                                              $(69,910)
                                                              ========

The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

Note 5--Concentration of Risk--The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays. Since the Fund may have significant investments in foreign debt securities it may be subject to greater credit and interest risks and greater currency fluctuations than portfolios with significant investments in domestic debt securities.

Note 6--Trustee Deferred Compensation Plan--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their Trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Plan has been approved by the Internal Revenue Service.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes.

As of June 30, 2000, the total value of the assets and corresponding liability of the Fund's portion of the Plan is $57,611.

Note 7--Bank Line of Credit--The Trust may participate with other funds managed by Van Eck in a $15 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Series, including the Fund, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Series has agreed to pay commitment fees, pro rata, based on usage. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2000, the Fund borrowed an average daily amount of $137,185 at a weighted average interest rate of 6.69% under the Facility.

Note 8--Repurchase Agreements--Collateral for repurchase agreements, the value of which must be at least 102% of the underlying debt obligation, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

Van Eck Global [LOGO]                                    [LOGO]
                                                          Retire on Your Terms
Investment Adviser: Van Eck Associates Corporation        Variable Annuities
       Distributor: Van Eck Securities Corporation
                    99 Park Avenue, New York, NY 10016    www.vaneck.com


This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing.